UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05986

T. Rowe Price Index Trust, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Equity Index 500 Fund	June 30, 2020
PREIX	Investor Class
PRUIX	I Class
TRHZX	Z Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS

HIGHLIGHTS

■	Each of the three Equity Market Index Funds declined in the first half of 2020 and closely tracked its benchmark.

■	Most sectors in each index fund produced negative returns, especially financials and energy. On the plus side, information technology and consumer discretionary stocks produced gains.

■	Using full replication and sampling strategies, we kept the composition and other attributes of the index funds similar to those of their benchmarks.

■	As we enter the second half of the year, we expect markets to remain volatile. The scale of fiscal and monetary policy stimulus and the potential for medical breakthroughs create the potential for stocks to move higher, but much depends on the course of the coronavirus. Rising tensions between the U.S. and China, social unrest, and the U.S. elections in November could also drive market performance.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets recorded widely mixed results during the first half of 2020 as the spread of the coronavirus disrupted global economies. Although stocks and bonds experienced extraordinary volatility, historic levels of fiscal and monetary stimulus helped mitigate the losses.

Market sentiment was positive as we entered the year, and the S&P 500 Index advanced to a record high on February 19. However, stocks began falling as the coronavirus spread in Italy and other countries outside China. The major indexes continued their slide as cases mounted in the U.S. and New York City became the epicenter of the pandemic. Governments throughout the world issued stay-at-home orders to contain the virus, and some sectors, such as travel, restaurants, and shopping malls, nearly came to a halt.

According to the National Bureau of Economic Research, a recession officially began in February, ending the longest expansion in U.S. history. Over 22 million Americans lost their jobs in March and April, and many measures of economic activity, including retail sales and industrial production, experienced record-setting declines. By March 23, the S&P 500 Index had fallen by about a third from the start of the year.

In response to the rapid economic contraction, global central banks took bold accommodative steps, and many governments around the world passed emergency spending packages. The Federal Reserve cut its short-term lending rate to near zero and began massive purchases of government and corporate bonds to stimulate the economy and supply liquidity in the fixed income market.

The federal government also provided trillions of dollars in fiscal help in the form of direct payments to many Americans, expanded unemployment insurance, and subsidies to sectors such as transportation and health care that had been directly impacted by the pandemic. As lockdowns eased late in the period, there were signs of economic recovery, especially in stronger-than-expected payroll data, but surges in new virus cases in some states remained a concern.

Boosted by the stimulus and indications that the economy was mending faster than many expected, nearly all sectors recouped some of their losses by the end of June, and some segments were back in positive territory. For the six-month period, the tech-heavy Nasdaq Composite Index reached record highs and easily outperformed other benchmarks as the pandemic appeared to accelerate trends in retail, social media, and content streaming that benefited the large technology platforms. Large- and mid-cap growth stocks also produced positive returns and outperformed small-caps and value shares, which lost ground.

The S&P 500 Index finished the period with modest losses overall. Within the benchmark, tech and consumer discretionary stocks rallied, but energy shares were down more than 35% (including dividends) amid tumbling oil prices, and the financials sector struggled in a low-yield environment. Non-U.S. equity markets were generally negative and lagged the U.S. benchmarks.

In the fixed income universe, Treasuries were the top performers as yields dropped to record lows during the period, and other U.S. investment-grade bonds were also generally positive. High yield and emerging markets bonds were particularly hard hit during the market sell-off in March, but the sectors staged a strong recovery as investors sought out higher-yielding securities. Emerging markets debt denominated in U.S. dollars outperformed local currency issues, as weakness in certain currencies weighed on local bond performance in U.S. dollar terms.

As we enter the second half of the year, we expect markets to remain volatile. The scale of the stimulus and the potential for medical breakthroughs create the potential for stocks to move higher, but much depends on the course of the virus. Rising tensions between the U.S. and China, social unrest, and the U.S. elections in November could also drive market performance.

Our investment teams will be carefully monitoring these developments, and I believe that our disciplined fundamental research and strategic investing approach will continue to serve our shareholders well in this uncertain environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

EQUITY INDEX 500 FUND

INVESTMENT OBJECTIVE

The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.

FUND COMMENTARY

How did the fund perform in the past six months?

Large-cap U.S. stocks were extremely volatile in the first half of 2020, as the equity market in the second quarter rebounded sharply, but partially, from deep first-quarter losses. The Equity Index 500 Fund returned -3.17% versus -3.08% for its benchmark, the S&P 500 Index. Fund performance tends to slightly lag that of the index due to operating and management expenses. (Performance for the Z Class—which incepted in March—and the I Class shares will vary due to different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Most sectors within the S&P 500 Index produced negative returns in the first half of 2020. Within our portfolio, financials detracted the most, as the banking segment was hit the hardest. Commercial banks JPMorgan Chase, Wells Fargo, Bank of America, and Citigroup all posted steep losses as the plunge in Treasury yields across the Treasury yield curve made it difficult for banks to create profitable loans. Banks also faced a barrage of refinancing activity, as many homeowners took advantage of some of the lowest mortgage rates in history. Insurance companies also struggled during the reporting period, with AIG and Chubb posting the largest losses. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Energy shares displayed deep losses in percentage terms and weighed on the portfolio’s performance, even though the sector is a very small portion of the index and the portfolio. Oil and gas companies ExxonMobil and Chevron posted significant losses, as a rapid deceleration of global economic activity and a global glut of oil helped press U.S. crude prices to lows not seen in many years. Energy equipment and services company Schlumberger also detracted from portfolio returns; the company announced a dividend cut during the period.

Conversely, the information technology (IT) sector, which was the largest sector in the portfolio and in the index at the end of June, exhibited strong positive returns and contributed the most to performance. The sector was led by software stocks, especially Microsoft, which benefited from strong corporate earnings, and Adobe. Apple shares also performed very well, as investors are eagerly awaiting the first 5G iPhone release later this fall. Chipmaker NVIDIA and IT services company PayPal Holdings also strongly contributed to absolute returns.

Consumer discretionary shares added to absolute returns, as Amazon.com was the top contributor in the portfolio. Amazon benefited from a surge in online commerce, as people abided by stay-at-home orders and bought goods online during the coronavirus outbreak. The closure of many brick-and-mortar stores during the outbreak also aided Amazon’s sales. Specialty retailer Home Depot also displayed positive results amid an uptick in home improvement projects, like painting and gardening, during the virus outbreak.

While other S&P 500 sectors produced losses in aggregate, some companies in those sectors bucked the negative trend. For example, in communication services, strong performance of social media company Facebook and Alphabet (parent company of Google) helped offset poor stock performance from traditional media companies and telecom giants AT&T and Verizon Communications. Also, in health care, several biotechnology companies did very well, such as Gilead Sciences, whose experimental drug remdesivir produced promising results for treating COVID-19 in some drug trials. Strength among biotech shares offset losses from heavyweights Merck and Pfizer in the pharmaceuticals industry.

TOTAL EQUITY MARKET INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to match the performance of the entire U.S. stock market.

FUND COMMENTARY

How did the fund perform in the past six months?

U.S. stocks were extremely volatile in the first half of 2020, as the equity market in the second quarter rebounded sharply, but partially, from deep first-quarter losses. The Total Equity Market Index Fund returned -3.85% versus -3.50% for its benchmark, the S&P Total Market Index. Fund performance tends to slightly lag that of the index due to operating and management expenses. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Most sectors of the U.S. stock market produced negative returns in the first half of 2020. In the portfolio, financials detracted the most, as the banking segment was hit the hardest. Commercial banks JPMorgan Chase, Wells Fargo, Bank of America, and Citigroup were among our largest absolute detractors as the plunge in Treasury yields across the Treasury yield curve made it difficult for banks to create profitable loans. Energy shares displayed deep losses in percentage terms and weighed on performance, even though the sector is a very small portion of the index and the portfolio. Oil and gas companies ExxonMobil and Chevron posted significant losses, as a rapid deceleration of global economic activity and a global glut of oil helped press U.S. crude prices to lows not seen in many years. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Industrials and business services stocks slumped as the economic downturn stemming from the pandemic and lockdown measures weighed heavily on economically sensitive companies. Aerospace and defense names fared poorly, especially airplane manufacturer Boeing, which tumbled amid prospects of a prolonged period of suppressed air travel. Real estate companies also sagged, but wireless tower operators American Tower and Crown Castle International, which are organized as real estate investment trusts, bucked the negative trend and contributed to fund performance.

On the plus side, the information technology sector, which was the largest sector in the portfolio and in the index at the end of June, produced strong positive returns and contributed the most to absolute performance. Software stocks performed best, led by Microsoft and Adobe, but Apple shares also did very well, as investors are eagerly awaiting the first 5G iPhone release later this fall.

The consumer discretionary sector was a net contributor, as strength in Amazon.com, Tesla, and Home Depot offset weakness in most underlying industries. Amazon.com benefited from a surge in online commerce, as retail store closures prompted shoppers to make online purchases during the coronavirus outbreak. Tesla posted very strong returns, as automobile deliveries were better than expected in the second quarter, driven by quicker production and greater demand for the Chinese M3 model than anticipated. Specialty retailer Home Depot did well amid a consumer uptick in home improvement projects.

In aggregate, stocks in the health care sector made a mild positive contribution to performance, as strength in biotechnology and, to a lesser extent, life sciences shares offset weakness in most other industries. In the biotech industry, several names performed very well, including Gilead Sciences, whose experimental drug remdesivir produced promising results for treating COVID-19 in some drug trials. In contrast, many companies in the pharmaceuticals industry declined, especially heavyweights Pfizer and Merck. Some health care providers and services companies also fared poorly, particularly HCA Healthcare and CVS Health.

EXTENDED EQUITY MARKET INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization U.S. stocks.

FUND COMMENTARY

How did the fund perform in the past six months?

Small- and mid-cap U.S. stocks were extremely volatile in the first half of 2020, as the equity market in the second quarter rebounded sharply, but partially, from deep first-quarter losses. The Extended Equity Market Index Fund returned -5.98% versus -5.60% for its benchmark, the S&P Completion Index. Fund performance tends to slightly lag that of the index due to operating and management expenses. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Most sectors of the small- and mid-cap universe produced negative returns in the first half of 2020. In the portfolio, financials detracted the most, especially the banking segment. Regional banks were among our largest absolute detractors as plunging interest rates made it difficult for banks to create profitable loans. Insurance company stocks also fared poorly. In the real estate sector, real estate investment trusts fell sharply, as owners of commercial property were hurt by diminished rental income due to forced closures of retail stores, offices, hotels, and other physical business locations as a result of pandemic lockdown directives.

Industrials and business services stocks slumped as the economic downturn weighed heavily on economically sensitive companies. Machinery stocks detracted the most in absolute terms. Almost all of our holdings in the energy sector, which can also be sensitive to economic trends, fared poorly. Oil and gas companies posted significant losses, as did energy equipment and services companies, as a rapid deceleration of global economic activity and a global glut of oil helped press U.S. crude prices to lows not seen in many years.

On the plus side, the information technology sector, which was the largest sector in the portfolio and in the index at the end of June, produced strong positive returns and contributed the most to absolute performance. Software stocks performed best, led by DocuSign, a company that enables people to sign and store documents electronically. Health care stocks also added value, especially biotechnology shares. One of the top contributors in the portfolio was Moderna, which is developing a vaccine for COVID-19 that is showing some encouraging drug trial results. In addition, the consumer discretionary sector was a net contributor, as strength in automaker Tesla, internet retailers Wayfair and Etsy, and athletic apparel maker lululemon athletica offset weakness in most underlying industries. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

How are the Equity Market Index Funds positioned?

The Equity Market Index Funds, which tend to closely track their benchmarks, offer broad exposure to different sectors of the U.S. stock market, and their sector allocations are consistent with those of their benchmarks. As such, changes in each portfolio’s sector diversification and other overall characteristics reflect changes in the composition of the indexes rather than strategic shifts that are typical of an actively managed fund. Since the portfolios are designed to track their indexes, they do not have the flexibility to shift assets toward stocks or sectors that are rising or away from those that are declining. The funds’ expenses are generally low, which allows investors to retain more of their returns.

As a reminder, the Equity Market Index Funds are designed for investors who want to harness the potential for long-term capital appreciation from broad exposure to large-cap U.S. stocks, the entire U.S. stock market, or small- and mid-cap U.S. stocks. The portfolios could serve as core holdings in an investor’s portfolio, as they offer attributes that many investors will find appealing.

The Equity Index 500 Fund uses a full replication strategy, which involves investing substantially all of its assets in all of the stocks in the S&P 500 Index. The fund seeks to maintain holdings of each stock in proportion to its weight in the index. The Total Equity Market Index Fund and the Extended Equity Market Index Fund use a sampling strategy, which involves investing substantially all of their assets in a group of stocks representative of the sector allocations, financial characteristics, and other attributes of the S&P Total Market Index and S&P Completion Index, respectively. These two funds do not attempt to fully replicate their indexes by owning each of the stocks in them. All three index funds may occasionally invest in securities such as futures and exchange-traded funds so that they can accommodate cash flows and remain fully invested.

What is portfolio management’s outlook?

As we enter the second half of the year, we expect markets to remain volatile. The scale of the federal government’s and central bank’s stimulus efforts and the potential for medical breakthroughs create the potential for stocks to move higher, but much depends on the course of the virus. As we write this letter, the number of coronavirus cases is increasing in a number of states, causing some governors to pause or reverse some of their reopening efforts, which could hinder economic, market, and corporate earnings recoveries. Rising tensions between the U.S. and China, social unrest, and the U.S. elections in November are among the factors that could also influence market performance.

Regardless of economic or market developments or changes in investor sentiment, we will not attempt to determine which stocks or sectors are likely to perform best. Our main task is to use full replication or sampling strategies so that the Equity Market Index Funds are structured like major U.S. equity indexes and closely track their performance.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE EQUITY MARKET INDEX FUNDS

Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the funds invest may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes and may suffer sharper price declines as a result of earnings disappointments.

Funds that invest in small and medium-sized companies could be more volatile than funds that are exposed to only large companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Smaller companies may have limited trading markets and tend to be more sensitive to changes in overall economic conditions.

Because the funds are passively managed, holdings are generally not reallocated based on changes in market conditions or the outlook for a specific security, industry, or market sector. As a result, the funds’ performance may lag the performance of actively managed funds. Funds that use a sampling strategy (and thus do not attempt to fully replicate their benchmark indexes) have a greater potential for their performance to deviate from that of their benchmarks.

BENCHMARK INFORMATION

Note: ©2020, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Equity Index 500 Fund	Percent of Net Assets 6/30/20
Microsoft	6.0%
Apple	5.8
Amazon.com	4.5
Alphabet	3.3
Facebook	2.1
Johnson & Johnson	1.4
Berkshire Hathaway	1.3
Visa	1.3
Procter & Gamble	1.2
JPMorgan Chase	1.1
UnitedHealth Group	1.1
Home Depot	1.0
Mastercard	1.0
Intel	1.0
NVIDIA	0.9
Verizon Communications	0.9
AT&T	0.8
Adobe	0.8
PayPal Holdings	0.8
Walt Disney	0.8
Netflix	0.8
Cisco Systems	0.8
Merck	0.8
ExxonMobil	0.7
Bank of America	0.7
Total	**40.9%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Total Equity Market Index Fund	Percent of Net Assets 6/30/20
Microsoft	5.0%
Apple	4.8
Amazon.com	3.8
Alphabet	2.7
Facebook	1.8
Johnson & Johnson	1.2
Berkshire Hathaway	1.1
Visa	1.1
JPMorgan Chase	1.0
Procter & Gamble	1.0
UnitedHealth Group	0.9
Mastercard	0.9
Home Depot	0.8
Intel	0.8
NVIDIA	0.7
Verizon Communications	0.7
AT&T	0.7
Netflix	0.7
Walt Disney	0.7
PayPal Holdings	0.7
Cisco Systems	0.6
Bank of America	0.6
Adobe	0.6
Merck	0.6
Pfizer	0.6
Total	**34.1%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Extended Equity Market Index Fund	Percent of Net Assets 6/30/20
Tesla	3.1%
Blackstone	0.8
lululemon athletica	0.8
Square	0.7
Splunk	0.7
Workday	0.7
Veeva Systems	0.6
NXP Semiconductors	0.6
Twilio	0.6
CoStar Group	0.6
Palo Alto Networks	0.5
Liberty Broadband	0.5
IAC/interactivecorp	0.5
DocuSign	0.5
Marvell Technology Group	0.4
Seattle Genetics	0.4
RingCentral	0.4
Okta	0.4
BioMarin Pharmaceutical	0.4
KKR	0.4
Snap	0.4
Coupa Software	0.4
The Trade Desk	0.4
Moderna	0.4
Alnylam Pharmaceuticals	0.4
Total	**15.6%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Equity Index 500 Fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

June 30, 2020 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 99.7%		
COMMUNICATION SERVICES 10.8%		
Diversified Telecommunication Services 1.8%		
AT&T	8,271,350	250,043
CenturyLink	1,141,379	11,448
Verizon Communications	4,803,791	264,833
		526,324
Entertainment 2.1%		
Activision Blizzard	887,619	67,370
Electronic Arts (1)(2)	337,373	44,550
Fox, Class A	414,846	11,126
Fox, Class B	186,050	4,994
Live Nation Entertainment (1)	163,351	7,241
Netflix (1)	510,603	232,345
Take-Two Interactive Software (1)	131,233	18,316
Walt Disney	2,096,833	233,818
		619,760
Interactive Media & Services 5.5%		
Alphabet, Class A (1)	347,734	493,104
Alphabet, Class C (1)	339,354	479,714
Facebook, Class A (1)	2,787,335	632,920
Twitter (1)	894,221	26,639
		1,632,377
Media 1.2%		
Charter Communications, Class A (1)	174,984	89,249
Comcast, Class A	5,287,543	206,108
Discovery, Class A (1)(2)	178,049	3,757
Discovery, Class C (1)	383,231	7,381
DISH Network, Class A (1)	299,424	10,333
Interpublic Group	452,833	7,771
News, Class A	451,033	5,349
News, Class B (2)	147,124	1,758
Omnicom Group	249,391	13,617

ViacomCBS, Class B (2)	626,305	14,606
		359,929
Wireless Telecommunication Services 0.2%		
T-Mobile US (1)	655,739	68,295
		68,295
Total Communication Services		3,206,685
CONSUMER DISCRETIONARY 10.8%		
Auto Components 0.1%		
Aptiv	310,548	24,198
BorgWarner (2)	239,647	8,459
		32,657
Automobiles 0.2%		
Ford Motor	4,477,066	27,221
General Motors	1,450,451	36,696
		63,917
Distributors 0.1%		
Genuine Parts	167,100	14,531
LKQ (1)	351,674	9,214
		23,745
Diversified Consumer Services 0.0%		
H&R Block	227,513	3,249
		3,249
Hotels, Restaurants & Leisure 1.6%		
Carnival (2)	538,594	8,844
Chipotle Mexican Grill (1)	29,591	31,140
Darden Restaurants	151,619	11,488
Domino's Pizza	44,600	16,477
Hilton Worldwide Holdings	324,891	23,863
Las Vegas Sands	393,061	17,900
Marriott International, Class A	314,388	26,952
McDonald's	862,148	159,040
MGM Resorts International (2)	589,689	9,907
Norwegian Cruise Line Holdings (1)	287,439	4,723

Royal Caribbean Cruises (2)	195,862	9,852
Starbucks	1,354,417	99,672
Wynn Resorts	110,487	8,230
Yum! Brands	349,472	30,373
		458,461
Household Durables 0.4%		
D.R. Horton	378,858	21,008
Garmin	167,016	16,284
Leggett & Platt	154,864	5,444
Lennar, Class A	322,936	19,899
Mohawk Industries (1)	68,239	6,944
Newell Brands	437,089	6,941
NVR (1)	4,052	13,204
PulteGroup	296,412	10,087
Whirlpool (2)	74,190	9,610
		109,421
Internet & Direct Marketing Retail 4.9%		
Amazon.com (1)	485,216	1,338,623
Booking Holdings (1)	47,470	75,588
eBay	766,799	40,219
Expedia Group	162,601	13,366
		1,467,796
Leisure Products 0.0%		
Hasbro	146,364	10,970
		10,970
Multiline Retail 0.5%		
Dollar General	294,271	56,062
Dollar Tree (1)	272,273	25,234
Kohl's	180,861	3,757
Target	579,740	69,528
		154,581
Specialty Retail 2.4%		
Advance Auto Parts	80,856	11,518
AutoZone (1)	27,409	30,920

Best Buy	264,788	23,108
CarMax (1)	189,909	17,006
Gap	233,981	2,953
Home Depot	1,245,586	312,032
L Brands	265,041	3,968
Lowe's	875,445	118,290
O'Reilly Automotive (1)	87,235	36,784
Ross Stores	412,554	35,166
Tiffany	124,215	15,147
TJX	1,388,907	70,223
Tractor Supply	137,254	18,089
Ulta Beauty (1)	66,531	13,534
		708,738
Textiles, Apparel & Luxury Goods 0.6%		
Hanesbrands (2)	421,782	4,762
NIKE, Class B	1,437,606	140,957
PVH	86,141	4,139
Ralph Lauren	58,248	4,224
Tapestry	290,139	3,853
Under Armour, Class A (1)	204,898	1,996
Under Armour, Class C (1)(2)	209,342	1,851
VF	376,534	22,946
		184,728
Total Consumer Discretionary		3,218,263
CONSUMER STAPLES 7.0%		
Beverages 1.7%		
Brown-Forman, Class B	212,055	13,499
Coca-Cola	4,487,257	200,491
Constellation Brands, Class A	193,207	33,802
Molson Coors Beverage, Class B	220,124	7,563
Monster Beverage (1)	440,291	30,521
PepsiCo	1,607,203	212,569
		498,445

Food & Staples Retailing 1.5%		
Costco Wholesale	509,126	154,372
Kroger	922,983	31,243
Sysco	588,395	32,162
Walgreens Boots Alliance	865,923	36,706
Walmart	1,634,733	195,808
		450,291
Food Products 1.2%		
Archer-Daniels-Midland	641,660	25,602
Campbell Soup (2)	194,916	9,674
Conagra Brands	566,825	19,935
Corteva	860,457	23,051
General Mills	696,285	42,926
Hershey	170,745	22,132
Hormel Foods (2)	319,148	15,405
JM Smucker	130,874	13,848
Kellogg	286,065	18,897
Kraft Heinz	716,149	22,838
Lamb Weston Holdings	168,071	10,745
McCormick	142,265	25,524
Mondelez International, Class A	1,662,697	85,014
Tyson Foods, Class A	342,919	20,476
		356,067
Household Products 1.7%		
Church & Dwight	282,103	21,807
Clorox	144,350	31,666
Colgate-Palmolive	990,274	72,547
Kimberly-Clark	395,895	55,960
Procter & Gamble	2,870,517	343,228
		525,208
Personal Products 0.2%		
Coty, Class A	366,408	1,638
Estee Lauder, Class A	257,256	48,539
		50,177

Tobacco 0.7%		
Altria Group	2,158,414	84,718
Philip Morris International	1,793,685	125,665
		210,383
Total Consumer Staples		2,090,571
ENERGY 2.8%		
Energy Equipment & Services 0.2%		
Baker Hughes	749,934	11,541
Halliburton	1,016,292	13,191
National Oilwell Varco (2)	448,610	5,495
Schlumberger	1,593,723	29,309
TechnipFMC	480,630	3,288
		62,824
Oil, Gas & Consumable Fuels 2.6%		
Apache	439,218	5,929
Cabot Oil & Gas	473,019	8,126
Chevron	2,165,820	193,256
Concho Resources	231,675	11,931
ConocoPhillips	1,243,477	52,251
Devon Energy	455,987	5,171
Diamondback Energy	186,349	7,793
EOG Resources	670,136	33,949
Exxon Mobil	4,882,742	218,356
Hess	298,803	15,481
HollyFrontier	168,661	4,925
Kinder Morgan	2,245,631	34,066
Marathon Oil	854,730	5,231
Marathon Petroleum	747,076	27,926
Noble Energy (2)	560,112	5,019
Occidental Petroleum	1,037,369	18,984
ONEOK	503,910	16,740
Phillips 66	513,026	36,887
Pioneer Natural Resources	192,062	18,764
Valero Energy	472,995	27,822

Williams	1,394,568	26,525
		775,132
Total Energy		837,956
FINANCIALS 10.1%		
Banks 3.6%		
Bank of America	9,064,254	215,276
Citigroup	2,416,794	123,498
Citizens Financial Group	504,437	12,732
Comerica	164,303	6,260
Fifth Third Bancorp	806,198	15,543
First Republic Bank	194,799	20,647
Huntington Bancshares	1,192,112	10,771
JPMorgan Chase	3,528,837	331,922
KeyCorp	1,148,912	13,994
M&T Bank	149,012	15,493
People's United Financial	511,806	5,922
PNC Financial Services Group	492,525	51,818
Regions Financial	1,117,678	12,428
SVB Financial Group (1)	59,858	12,901
Truist Financial	1,549,206	58,173
U.S. Bancorp	1,591,284	58,591
Wells Fargo	4,331,242	110,880
Zions Bancorp	195,548	6,649
		1,083,498
Capital Markets 2.7%		
Ameriprise Financial	144,964	21,750
Bank of New York Mellon	934,754	36,128
BlackRock	179,110	97,452
Cboe Global Markets	128,161	11,955
Charles Schwab	1,321,722	44,595
CME Group	414,307	67,342
E*TRADE Financial	262,863	13,072
Franklin Resources (2)	312,613	6,556
Goldman Sachs Group	359,254	70,996
Intercontinental Exchange	634,477	58,118

Invesco	428,366	4,609
MarketAxess Holdings	43,810	21,945
Moody's	186,790	51,317
Morgan Stanley	1,390,120	67,143
MSCI	97,644	32,596
Nasdaq	132,309	15,807
Northern Trust	244,792	19,422
Raymond James Financial	142,960	9,840
S&P Global	280,871	92,541
State Street	408,048	25,931
T. Rowe Price Group (3)	263,831	32,583
		801,698
Consumer Finance 0.5%		
American Express	765,375	72,864
Capital One Financial	527,908	33,042
Discover Financial Services	363,968	18,231
Synchrony Financial	622,716	13,799
		137,936
Diversified Financial Services 1.4%		
Berkshire Hathaway, Class B (1)	2,251,477	401,911
		401,911
Insurance 1.9%		
Aflac	846,653	30,505
Allstate	364,191	35,323
American International Group	1,002,868	31,269
Aon, Class A	267,941	51,605
Arthur J. Gallagher	214,201	20,882
Assurant	70,743	7,307
Chubb	524,196	66,374
Cincinnati Financial	177,326	11,354
Everest Re Group	46,550	9,599
Globe Life	113,790	8,447
Hartford Financial Services Group	419,457	16,170
Lincoln National	231,518	8,518
Loews	294,211	10,088

Marsh & McLennan	583,541	62,655
MetLife	900,327	32,880
Principal Financial Group	297,345	12,352
Progressive	675,918	54,148
Prudential Financial	458,519	27,924
The Travelers Companies	297,635	33,945
Unum Group	237,962	3,948
W.R. Berkley	169,252	9,696
Willis Towers Watson	148,003	29,149
		574,138
Total Financials		2,999,181
HEALTH CARE 14.6%		
Biotechnology 2.4%		
AbbVie	2,034,541	199,751
Alexion Pharmaceuticals (1)	255,651	28,694
Amgen	682,034	160,865
Biogen (1)	189,490	50,698
Gilead Sciences	1,454,002	111,871
Incyte (1)	204,390	21,251
Regeneron Pharmaceuticals (1)	116,651	72,749
Vertex Pharmaceuticals (1)	296,586	86,102
		731,981
Health Care Equipment & Supplies 3.8%		
Abbott Laboratories	2,039,460	186,468
ABIOMED (1)	51,050	12,332
Align Technology (1)	82,440	22,625
Baxter International	590,658	50,856
Becton Dickinson & Company	340,965	81,583
Boston Scientific (1)	1,658,605	58,233
Cooper	55,952	15,870
Danaher	725,891	128,359
DENTSPLY SIRONA	255,991	11,279
DexCom (1)	105,392	42,726
Edwards Lifesciences (1)	724,328	50,058
Hologic (1)	308,490	17,584

IDEXX Laboratories (1)	98,973	32,677
Intuitive Surgical (1)	133,341	75,982
Medtronic	1,546,476	141,812
ResMed	165,584	31,792
STERIS	96,439	14,797
Stryker	372,275	67,080
Teleflex	52,683	19,175
Varian Medical Systems (1)	104,144	12,760
West Pharmaceutical Services	85,170	19,348
Zimmer Biomet Holdings	237,975	28,405
		1,121,801
Health Care Providers & Services 2.8%		
AmerisourceBergen	175,243	17,659
Anthem	291,915	76,768
Cardinal Health	339,918	17,740
Centene (1)	674,635	42,873
Cigna	427,825	80,281
CVS Health	1,502,678	97,629
DaVita (1)	105,301	8,334
HCA Healthcare	305,271	29,630
Henry Schein (1)	168,652	9,848
Humana	152,955	59,308
Laboratory Corp. of America Holdings (1)	112,925	18,758
McKesson	186,308	28,583
Quest Diagnostics	156,054	17,784
UnitedHealth Group	1,100,989	324,737
Universal Health Services, Class B	93,229	8,660
		836,592
Health Care Technology 0.1%		
Cerner	352,945	24,194
		24,194
Life Sciences Tools & Services 1.2%		
Agilent Technologies	356,472	31,502
Bio-Rad Laboratories, Class A (1)	24,858	11,223
Illumina (1)	170,048	62,977

IQVIA Holdings (1)	208,512	29,584
Mettler-Toledo International (1)	28,057	22,601
PerkinElmer	125,464	12,307
Thermo Fisher Scientific	457,993	165,949
Waters (1)	73,295	13,222
		349,365
Pharmaceuticals 4.3%		
Bristol-Myers Squibb	2,626,764	154,454
Eli Lilly	976,528	160,327
Johnson & Johnson	3,051,214	429,092
Merck	2,926,708	226,322
Mylan (1)	593,017	9,536
Perrigo	154,968	8,565
Pfizer	6,448,508	210,866
Zoetis	550,715	75,470
		1,274,632
Total Health Care		4,340,565
INDUSTRIALS & BUSINESS SERVICES 8.0%		
Aerospace & Defense 1.8%		
Boeing	616,354	112,978
Carrier Global	942,257	20,937
General Dynamics	271,119	40,521
Howmet Aerospace	440,868	6,988
Huntington Ingalls Industries	46,766	8,160
L3Harris Technologies	250,264	42,462
Lockheed Martin	286,039	104,381
Northrop Grumman	181,257	55,726
Raytheon Technologies	1,692,020	104,262
Teledyne Technologies (1)	42,541	13,228
Textron	265,701	8,744
TransDigm Group (2)	57,576	25,452
		543,839
Air Freight & Logistics 0.5%		
CH Robinson Worldwide	158,030	12,494

Expeditors International of Washington	198,512	15,095
FedEx	276,845	38,819
United Parcel Service, Class B	809,144	89,961
		156,369
Airlines 0.2%		
Alaska Air Group	143,693	5,210
American Airlines Group	584,127	7,635
Delta Air Lines	669,029	18,766
Southwest Airlines	603,693	20,634
United Airlines Holdings (1)	287,459	9,949
		62,194
Building Products 0.3%		
A.O. Smith	159,367	7,509
Allegion (2)	107,723	11,012
Fortune Brands Home & Security	159,726	10,211
Johnson Controls International	862,503	29,446
Masco	305,848	15,357
Trane Technologies	275,930	24,552
		98,087
Commercial Services & Supplies 0.4%		
Cintas	96,283	25,646
Copart (1)	235,142	19,580
Republic Services	242,148	19,868
Rollins	162,504	6,889
Waste Management	451,375	47,805
		119,788
Construction & Engineering 0.1%		
Jacobs Engineering Group	156,541	13,275
Quanta Services	163,395	6,410
		19,685
Electrical Equipment 0.5%		
AMETEK	263,237	23,525
Eaton	463,847	40,577
Emerson Electric	692,754	42,972

Rockwell Automation	133,037	28,337
		135,411
Industrial Conglomerates 1.1%		
3M	663,270	103,464
General Electric	10,096,678	68,960
Honeywell International	814,194	117,724
Roper Technologies	120,328	46,719
		336,867
Machinery 1.5%		
Caterpillar	627,833	79,421
Cummins	174,104	30,165
Deere	364,035	57,208
Dover	169,308	16,348
Flowserve	151,922	4,333
Fortive	339,499	22,971
IDEX	88,318	13,958
Illinois Tool Works	333,371	58,290
Ingersoll Rand (1)	402,690	11,324
Otis Worldwide	466,360	26,517
PACCAR	398,855	29,854
Parker-Hannifin	147,701	27,069
Pentair	195,547	7,429
Snap-on	62,416	8,645
Stanley Black & Decker	174,540	24,328
Wabtec	212,233	12,218
Xylem	208,810	13,564
		443,642
Professional Services 0.4%		
Equifax	139,241	23,933
IHS Markit	462,569	34,924
Nielsen Holdings	406,231	6,037
Robert Half International	135,791	7,174
Verisk Analytics	189,257	32,211
		104,279

Road & Rail 1.0%		
CSX	887,599	61,901
JB Hunt Transport Services (2)	98,566	11,861
Kansas City Southern	110,179	16,449
Norfolk Southern	297,089	52,160
Old Dominion Freight Line	111,437	18,899
Union Pacific	787,791	133,192
		294,462
Trading Companies & Distributors 0.2%		
Fastenal	659,813	28,266
United Rentals (1)	87,122	12,985
W. W. Grainger	49,992	15,705
		56,956
Total Industrials & Business Services		2,371,579
INFORMATION TECHNOLOGY 27.4%		
Communications Equipment 1.0%		
Arista Networks (1)(2)	62,341	13,094
Cisco Systems	4,895,541	228,328
F5 Networks (1)	70,143	9,784
Juniper Networks	384,007	8,778
Motorola Solutions	197,291	27,646
		287,630
Electronic Equipment, Instruments & Components 0.5%		
Amphenol, Class A	342,347	32,800
CDW	164,935	19,162
Corning	883,992	22,895
FLIR Systems	154,890	6,284
IPG Photonics (1)	40,803	6,544
Keysight Technologies (1)	215,467	21,715
TE Connectivity	386,053	31,483
Zebra Technologies, Class A (1)	62,426	15,978
		156,861
IT Services 5.7%		
Accenture, Class A	739,478	158,781

Akamai Technologies (1)	185,718	19,888
Automatic Data Processing	500,277	74,486
Broadridge Financial Solutions	133,782	16,882
Cognizant Technology Solutions, Class A	631,716	35,894
DXC Technology	298,762	4,930
Fidelity National Information Services	707,653	94,889
Fiserv (1)	652,070	63,655
FleetCor Technologies (1)	97,148	24,436
Gartner (1)	104,553	12,685
Global Payments	347,476	58,939
International Business Machines	1,020,800	123,282
Jack Henry & Associates	88,869	16,355
Leidos Holdings	155,151	14,533
Mastercard, Class A	1,024,375	302,908
Paychex	367,226	27,817
PayPal Holdings (1)	1,363,078	237,489
VeriSign (1)	119,074	24,628
Visa, Class A	1,953,888	377,433
Western Union	481,429	10,408
		1,700,318
Semiconductors & Semiconductor Equipment 4.8%		
Advanced Micro Devices (1)	1,352,027	71,130
Analog Devices	425,873	52,229
Applied Materials	1,064,870	64,372
Broadcom	464,067	146,464
Intel	4,906,246	293,541
KLA	181,881	35,372
Lam Research	167,609	54,215
Maxim Integrated Products	313,928	19,027
Microchip Technology (2)	274,903	28,950
Micron Technology (1)	1,279,901	65,941
NVIDIA	714,117	271,300
Qorvo (1)	134,020	14,813
QUALCOMM	1,304,367	118,971
Skyworks Solutions	195,838	25,040
Texas Instruments	1,065,393	135,273

Xilinx	281,967	27,743
		1,424,381
Software 9.3%		
Adobe (1)	558,615	243,171
ANSYS (1)	98,512	28,739
Autodesk (1)	254,422	60,855
Cadence Design Systems (1)	323,454	31,039
Citrix Systems	133,816	19,793
Fortinet (1)	155,586	21,357
Intuit	299,653	88,754
Microsoft	8,782,558	1,787,338
NortonLifeLock	628,303	12,459
Oracle	2,416,279	133,548
Paycom Software (1)	56,687	17,558
salesforce.com (1)	1,045,985	195,944
ServiceNow (1)	221,393	89,678
Synopsys (1)	173,483	33,829
Tyler Technologies (1)	46,144	16,006
		2,780,068
Technology Hardware, Storage & Peripherals 6.1%		
Apple	4,718,516	1,721,315
Hewlett Packard Enterprise	1,509,015	14,683
HP	1,658,102	28,901
NetApp	265,327	11,772
Seagate Technology (2)	268,432	12,995
Western Digital	346,131	15,282
Xerox Holdings	214,812	3,284
		1,808,232
Total Information Technology		8,157,490
MATERIALS 2.4%		
Chemicals 1.7%		
Air Products & Chemicals	253,208	61,139
Albemarle	124,300	9,597
Celanese	140,893	12,165

CF Industries Holdings	252,692	7,111
Dow	855,397	34,866
DuPont de Nemours	856,859	45,525
Eastman Chemical	156,901	10,926
Ecolab	285,554	56,811
FMC	149,621	14,905
International Flavors & Fragrances	123,327	15,103
Linde	609,703	129,324
LyondellBasell Industries, Class A	296,908	19,513
Mosaic	411,725	5,151
PPG Industries	272,607	28,913
Sherwin-Williams	93,675	54,130
		505,179
Construction Materials 0.1%		
Martin Marietta Materials	72,179	14,910
Vulcan Materials	152,552	17,673
		32,583
Containers & Packaging 0.3%		
Amcor	1,825,536	18,639
Avery Dennison	95,956	10,948
Ball	379,309	26,358
International Paper	451,365	15,892
Packaging Corp. of America (2)	109,419	10,920
Sealed Air	175,855	5,777
Westrock	302,149	8,539
		97,073
Metals & Mining 0.3%		
Freeport-McMoRan	1,687,134	19,520
Newmont	930,619	57,456
Nucor	348,633	14,437
		91,413
Total Materials		726,248

REAL ESTATE 2.8%

Equity Real Estate Investment Trusts 2.7%

Alexandria Real Estate Equities, REIT	140,944	22,868
American Tower, REIT	510,326	131,940
Apartment Investment & Management, Class A, REIT	171,736	6,464
AvalonBay Communities, REIT	160,707	24,852
Boston Properties, REIT	167,540	15,142
Crown Castle International, REIT	480,463	80,406
Digital Realty Trust, REIT	303,605	43,145
Duke Realty, REIT	428,202	15,154
Equinix, REIT	101,799	71,493
Equity Residential, REIT	401,679	23,627
Essex Property Trust, REIT	77,005	17,647
Extra Space Storage, REIT	150,544	13,906
Federal Realty Investment Trust, REIT (2)	81,194	6,919
Healthpeak Properties, REIT	624,921	17,223
Host Hotels & Resorts, REIT	823,784	8,889
Iron Mountain, REIT (2)	324,023	8,457
Kimco Realty, REIT	476,499	6,118
Mid-America Apartment Communities, REIT	133,080	15,260
Prologis, REIT	849,485	79,282
Public Storage, REIT	173,523	33,297
Realty Income, REIT	393,486	23,412
Regency Centers, REIT	196,478	9,016
SBA Communications, REIT	130,211	38,793
Simon Property Group, REIT	352,321	24,092
SL Green Realty, REIT (2)	95,070	4,686
UDR, REIT	335,981	12,559
Ventas, REIT	430,091	15,750
Vornado Realty Trust, REIT	182,986	6,992
Welltower, REIT	466,480	24,140
Weyerhaeuser, REIT	863,645	19,398
		820,927

Real Estate Management & Development 0.1%		
CBRE Group, Class A (1)	386,492	17,477
		17,477
Total Real Estate		838,404
UTILITIES 3.0%		
Electric Utilities 1.9%		
Alliant Energy	280,384	13,414
American Electric Power	570,918	45,468
Duke Energy	837,939	66,943
Edison International	438,755	23,829
Entergy	229,370	21,517
Evergy	261,554	15,507
Eversource Energy	374,924	31,220
Exelon	1,123,239	40,762
FirstEnergy	622,352	24,135
NextEra Energy	563,360	135,302
NRG Energy	290,530	9,460
Pinnacle West Capital	129,616	9,500
PPL	883,821	22,838
Southern	1,211,711	62,827
Xcel Energy	606,023	37,876
		560,596
Gas Utilities 0.0%		
Atmos Energy	138,965	13,838
		13,838
Independent Power & Renewable Electricity Producers 0.0%		
AES	762,360	11,047
		11,047
Multi-Utilities 1.0%		
Ameren	282,744	19,894
CenterPoint Energy (2)	576,256	10,759
CMS Energy	329,582	19,254
Consolidated Edison	382,519	27,515
Dominion Energy	974,270	79,091

The accompanying notes are an integral part of these financial statements.

June 30, 2020 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Index Trust, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Equity Index 500 Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks. The fund has three classes of shares: the Equity Index 500 Fund (Investor Class), the Equity Index 500 Fund–I Class (I Class), and the Equity Index 500 Fund–Z Class (Z Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class quarterly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees Prior to April 1, 2019, a 0.5% fee was assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2020, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2020, the fund held equity futures with cumulative unrealized gain of $987,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2020, the fund recognized $3,581,000 of realized gain on Futures and a $1,014,000 change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded. This ability is subject to the liquidity of underlying positions. As of June 30, 2020, securities valued at $7,405,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts as an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2020, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2020, the value of loaned securities was $98,398,000; the value of cash collateral and related investments was $124,327,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,403,009,000 and $4,168,936,000, respectively, for the six months ended June 30, 2020.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2020, the cost of investments for federal income tax purposes was $14,005,445,000. Net unrealized gain aggregated $15,881,232,000 at period-end, of which $17,197,635,000 related to appreciated investments and $1,316,403,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.06% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. Prior to April 30, 2020, the I Class was subject to an operating expense limitation to the extent such operating expenses, on an annualized basis, exceeded 0.05% of average daily net assets. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2020 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $7,000 remain subject to repayment by the fund at June 30, 2020. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2020, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $1,605,000 for T. Rowe Price Services, Inc.; and $850,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2020, the fund was charged $2,324,000 for shareholder servicing costs related to the college savings plans, of which $1,985,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2020, approximately 22% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. This special servicing agreement between the fund and the Retirement Funds terminated on April 7, 2020. Expenses allocated under this special servicing agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2020, the fund was allocated $5,543,000 of Retirement Funds’ expenses. Of these amounts, $1,958,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreement disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2020, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

Consistent with its investment objective, the fund may invest in T. Rowe Price Group, Inc. Additionally, the fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2020, this reimbursement amounted to $130,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at a meeting held on March 9–10, 2020 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2019, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may have received some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. However, the Board also considered that, effective January 2020, the Advisor began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations (subject to an expense limitation on total expense ratio with respect to the Investor Class and an expense limitation on operating expenses with respect to the I Class). The fund’s shareholders have benefited from potential economies of scale through reductions to the fund’s contractual management fee rate and expense limitations over the past several years. The Board concluded that the advisory fee structure continued to be appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the second and fourth quintiles (Expense Group) and second and third quintiles (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Index Trust, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 18, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 18, 2020